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                                                                  EXHIBIT 10.27



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PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)


                         ECHOSTAR SATELLITE CORPORATION
                              MDU DEALER AGREEMENT

           This MDU Dealer Agreement ("Agreement") is effective as of the 14th day of January 1999, by and between EchoStar Satellite Corporation having a principal place of business at 5701 S. Santa Fe Drive, Littleton, Colorado 80120; Attn: General Counsel ("EchoStar"), and TVMAX Telecommunications, Inc., d/b/a OpTel, having a principal place of business at 1111 West Mockingbird Lane, 10th Floor, Dallas, Texas 75247; Attn: Vice President-Marketing ("MDU Dealer").

                                  INTRODUCTION

           A. EchoStar is engaged, among other things, in the business of providing digital direct broadcast satellite (DBS) services through the DISH Network, a DBS service owned and operated by EchoStar and its Affiliates in the United States.

           B. MDU Dealer, acting as an independent contractor, desires to become authorized on a non-exclusive basis (an "Authorized MDU Dealer"), to market, promote, and solicit orders for certain DISH Network video and audio programming provided by EchoStar ("Programming") to MDU Buildings through the use of a common antenna system installed and maintained by MDU Dealer (an "MDU System").

           C. EchoStar desires to appoint MDU Dealer as an Authorized MDU Dealer in accordance with and subject to the terms and conditions of this Agreement.

                                    AGREEMENT

1. DEFINITIONS In addition to the capitalized terms defined elsewhere in this Agreement, the following definitions shall apply to this Agreement:

           1.1 "Affiliate" means any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity.

           1.2 "Commissionable Programming" means the Programming packages set forth in Exhibit A hereto, which EchoStar may change at any time in its sole discretion as provided in Section 3.1 below upon notice to MDU Dealer. Under no circumstances shall Commissionable Programming include pay-per-view or event broadcasts.

           1.3 "Commissions" means the Residual Commissions, together with any Additional Commissions, as such terms are defined in Sections 5.1 and 5.2.

           1.4 "DISH DBS Receiver" means an MPEG-2 DVB compliant satellite receiver and related components packaged therewith, to be utilized for the reception of Programming delivered to such system via satellite transponders owned and operated by EchoStar or its Affiliates, which is sold directly to MDU Dealer by EchoStar under the "EchoStar" brand name.

           1.5 "EFT" means the electronic transfer of funds by a financial institution to an account designated by EchoStar.

           1.6 "MDU Building" means a building located in the Territory subdivided into two or more individual single family residential dwelling units, which consists solely of apartment complexes, condominiums, townhomes, residential dormitories, gated private residential communities, and private single family residential buildings. If MDU Dealer desires that EchoStar classify a building as an MDU Building prior to beginning work on such building as provided hereunder, EchoStar agrees to use commercially reasonable efforts to provide a classification for the building upon receipt from MDU Dealer of a signed statement listing and verifying to EchoStar all relevant details concerning the building, including a description of how the building is used, whether common areas exist in the building, whether the general public is able to enter the building, etc. Notwithstanding anything to the contrary in this
Section 1.6, MDU Dealer may not provide Programming to any building or portion of a building that: (i) is a common area, reception area, waiting area, or lobby accessible to more than one family (and their invited guests); (ii) charges an admission or other fee to enter; (iii) is accessible to members of the general public; (iv) is a commercial business or establishment, including without limitation a restaurant or bar; (v) is a hospital, hotel, motel, or other similar temporary lodging; (vi) is a prison, halfway house, mental institution, or other secured treatment or correctional facility; or (vii) is a private office or other room used to conduct business on a regular basis. MDU Dealer acknowledges that if the means of use or operation of an MDU Building change, it may no longer qualify as an MDU Building.

           1.7 "Qualifying Subscriber" means a resident of an MDU Building who uses a DISH DBS Receiver that EchoStar verifies has been obtained from MDU Dealer. A Qualifying Subscriber shall not include any person who would otherwise qualify, but who: (a) uses a DISH DBS Receiver not obtained by the person from MDU Dealer; (b) no longer meets the definition of Qualifying Subscriber; or (c) EchoStar declines to activate or deactivates because EchoStar determines the person: (i) is or has been repeatedly or severely abusive or threatening to the business operations or reputation of EchoStar or its Affiliates or to any of its or their employees, agents, or representatives, or (ii) is or has been convicted of piracy or other fraud related to television programming.

           1.8 "Subscriber Account" means the account set up and maintained by EchoStar for a Qualifying Subscriber who obtained a DISH DBS Receiver from MDU Dealer and for whom Commissionable Programming has been activated by EchoStar and which account is being paid by MDU Dealer under this Agreement and remains active and in good standing.

           1.9 "Territory" consists of the geographic boundaries of the continental United States.

2.         GENERAL

           2.1 APPOINTMENT. EchoStar appoints MDU Dealer as a non-exclusive authorized representative to promote and solicit orders for the Programming listed in Exhibit A, which is attached hereto and incorporated by reference herein, subject to all of the terms and conditions of this Agreement. MDU Dealer's authorization herein is limited to the solicitation of orders from, and the promotion of Programming to, Qualifying Subscribers at MDU Buildings unless EchoStar, in its sole discretion, specifically agrees in writing to permit MDU Dealer to solicit orders from, or promote Programming to, others.

           2.2 TERRITORY. MDU Dealer is only authorized, and shall limit its actions, to the promotion in the Territory of, and solicitation of orders in the Territory for, Programming in the packages (or a-la-carte for the Programming shown in Exhibit A as available on an a-la-carte basis), and at the prices shown in Exhibit A.

           2.3. ACCEPTANCE. MDU Dealer accepts its appointment as an Authorized MDU Dealer. MDU Dealer understands that it may hold itself out to the public as an Authorized MDU Dealer of EchoStar only after fulfilling, and for so long as it continues to fulfill, all of the requirements in this Agreement, and only during the Term of this Agreement.


           2.4 ***

           2.5 ***







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2.6***


3.         PROGRAMMING

           3.1 PROGRAMMING. EchoStar, in its sole discretion, shall determine the Programming for which MDU Dealer may solicit orders, as set forth in Exhibit
A. EchoStar may expand, reduce or otherwise modify Exhibit A and the content of any packages at any time and from time to time in its sole discretion; provided that any such modification or reduction must be consistent with a modification or reduction then being made to the programming being provided to other EchoStar customers at MDU Buildings receiving similar programming packages. Any changes shall be effective (and Exhibit A shall be deemed modified) on the date designated by EchoStar by written notice to MDU Dealer. EchoStar agrees that when it is able to do so it will use commercially reasonable efforts to provide MDU Dealer with at least 45 days prior written notice of any changes to any Programming packages or channel lineups.

           3.2 CHANGES. If at any time or for any reason EchoStar changes the content of any programming package, MDU Dealer's authority to solicit orders for the prior Programming package shall cease immediately upon notice from EchoStar.

           3.3 MDU PROGRAMMING ONLY. With respect to Qualifying Subscribers, MDU Dealer shall not solicit orders for Programming except for Programming which is specifically designated and authorized by EchoStar for reception at MDU Buildings. MDU Dealer shall not be entitled to any commission for Programming which has been ordered for any location other than a MDU Building, and shall immediately pay EchoStar the dollar amount of all Programming ordered in violation of this Section at the then applicable rate. MDU Dealer or Qualifying Subscribers may order any one or more separate Programming or Programming packages set forth on Exhibit A, as same may be amended.







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           3.4 ADDITIONAL RESTRICTIONS AND OBLIGATIONS OF MDU DEALER. MDU Dealer
shall not resell, retransmit, or rebroadcast any Programming except as specifically contemplated under this Agreement. MDU Dealer shall further ensure that no MDU Building owner or operator engages directly or indirectly in: (a) the reselling of Programming; (b) the retransmission or rebroadcast of Programming, except as contemplated by this Agreement; or (c) modifying, adding to, or deleting from any of the Programming.

           3.5 DEACTIVATION. EchoStar, shall deactivate the DISH DBS Receiver of any Subscriber Account (a "Deactivation") at MDU Dealer's written instruction (or e-mail or other electronic message if received by EchoStar). EchoStar shall not otherwise deactivate a receiver or discontinue or refuse to provide ordered Programming to any Qualifying Subscriber except in the event of a default as described in Section 9.3 below or in the event a Qualifying Subscriber no longer meets the definition of a Qualifying Subscriber set forth in Section 1.7 above. MDU Dealer understands and acknowledges that a Deactivation will disable the reception of all programming received through the DISH DBS Receiver, including EchoStar Programming, and MDU Dealer hereby forever waives and releases EchoStar from any and all claims related to, or arising out of a Deactivation, including but not limited to claims relating to the loss of revenue from programming or the sale, rental or lease of a DISH DBS Receiver.

4.         PRICES AND PAYMENT.

           4.1***

           4.2***

5.         COMMISSIONS.

           5.1***    RESIDUAL COMMISSIONS.




           5.1.2***

           5.2***







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5.3***



5.4***



5.5***



5.6***


6. USE OF INDEPENDENT CONTRACTORS: PROGRAMMING ORDERS.

   6.1 If MDU Dealer uses independent contractors, sub-agents, or other persons or entities not employed by MDU Dealer to perform activities contemplated hereunder, MDU Dealer shall be responsible for the acts and omissions of such persons under this Agreement to the same extent it is responsible for the acts and omissions of its own employees.

   6.2 MDU Dealer shall not sell Programming under any circumstances. All sales of Programming are transactions directly between EchoStar and Qualifying Subscribers. MDU Dealer also agrees that it shall not charge subscribers more than the then applicable retail price (i.e., the prices specified in Section 4.1 above, as such prices may be modified as provided in Section 4.1) for any Programming.

   6.3 MDU Dealer shall forward to EchoStar all orders for Programming in the manner prescribed herein. EchoStar shall accept all such orders for Qualifying Subscribers and activate the ordered Programming in accordance with, and subject to, the terms and conditions of this Agreement. MDU Dealer shall use reasonably commercial efforts to ensure that all residents of any MDU Building served by MDU Dealer shall contact MDU Dealer and not EchoStar (a) to initiate, add, delete or cancel receipt of any Programming except EchoStar pay-per-view, (b) for any maintenance or service of, or problems or concerns with, their DISH DBS Receiver or other portion of any MDU System equipment, and (c) for any questions concerning reception, rates, billing or collection. To order Programming, MDU Dealer shall complete and send a complete and accurate "DBS Service Request Form" in the form of the attached Exhibit D (which exhibit may be changed by EchoStar from time to time upon notice to MDU Dealer, but shall always include the name, address, and telephone number of each requested subscriber) to EchoStar, Attn: EchoStar Commercial Activations, by facsimile (Fax No.:
800/454-0843, or as otherwise specified by EchoStar from time to time), mail or express delivery service. EchoStar will input all subscriber information and will use commercially reasonable efforts to set up Subscriber Accounts for Qualifying Subscribers for which satisfactory DBS Service Request Forms are received by EchoStar: (i) before 12:00 noon, Mountain Time, by the close of business on the day of receipt, and (ii) after noon MST, by the close of business on the next business day. EchoStar Commercial Activation's hours of operation are currently 7:00 a.m. to 7:00 p.m., Mountain Time, Monday through Friday (except during holidays). At the time MDU Dealer installs a DISH DBS Receiver at a Qualifying Subscriber's residence, MDU Dealer's technician shall telephone EchoStar's call center to request activation of Programming. EchoStar's call center is currently open to receive such requests 24 hours per day, 7 days per week (excluding standard holidays). EchoStar's call center shall use commercially reasonable efforts to activate Programming and authorize the Qualifying Subscriber's assigned "Smart Card" while the MDU Dealer technician is present at the Qualifying Subscriber's residence (i.e., within 30 minutes after MDU Dealer's technician's call) so that the MDU Dealer technician can confirm proper installation and activation. MDU Dealer shall also send all instructions to add, delete, cancel or otherwise modify any Programming for an existing Qualifying Subscriber to EchoStar Commercial Activations, which instructions EchoStar shall use commercially reasonable efforts to effect within one business day of receipt of MDU Dealer's instructions. See Exhibit C attached hereto for EchoStar's current procedures pertaining to Programming orders, activation, modification and cancellation. MDU Dealer agrees to promptly notify EchoStar in writing of any change, with respect to DISH DBS Receivers, in the name, address, or telephone number of the Qualifying Subscriber receiving Programming through such receiver.

   6.4 MDU Dealer shall cooperate reasonably when requested by EchoStar to notify Qualifying Subscribers of information pertaining to the Programming; provided however, that MDU Dealer shall be solely liable for the failure to follow any such request.

   7. TRADEMARK LICENSE AGREEMENT. MDU Dealer shall sign the Trademark License Agreement, in the form attached as Exhibit E hereto, which agreement is hereby incorporated by reference in its entirety.

8. CONDUCT OF BUSINESS.

   8.1 SIGNAL THEFT MDU Dealer shall not directly or indirectly: (i) engage in any signal theft, piracy or similar activities; (ii) alter any DISH DBS Receivers or "Smart Cards", MDU Systems, or any other equipment compatible with programming delivered by EchoStar or any of its Affiliates to be capable of signal theft (or for any other reason without the express written consent of EchoStar);





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(iii) sell any equipment altered to permit signal theft or other piracy; or (iv)
aid any others in engaging in any of the above described activities. MDU Dealer shall immediately notify EchoStar if it becomes aware of any such activity.

           8.2 HARDWARE EXPORT RESTRICTIONS. MDU Dealer agrees that it will not engage directly or indirectly in the export or sale outside of the Territory, of DISH DBS Receivers or Programming in whole or in part.

9.         TERM, DISPUTE RESOLUTION AND TERMINATION.

           9.1 TERM. This Agreement shall commence on the date of execution by both parties and shall continue until December 31, 2001 (the "Term") unless and until terminated by either party in accordance with the terms and conditions of this Agreement. The Term of this Agreement shall automatically renew for additional terms of one (1) year each unless either party provides the other with written notice at least twelve (12) months prior to the expiration of the Term or renewal term, as the case may be, or its desire for this Agreement not to renew. Notwithstanding the expiration of the Term or any renewal Term, for a period of twelve (12) months following the expiration of this Agreement (i.e., the expiration of the Term or any renewal term, as the case may be) EchoStar shall continue to offer Programming and DISH DBS Receivers pursuant to this Agreement for all MDU Buildings being served by MDU Dealer on the date of expiration of this Agreement, including activation of new Qualifying Subscribers at such MDU Buildings and modifications and cancellations of service. Notwithstanding anything to the contrary in this Agreement, at any time after December 31, 2001 during any renewal Term, either party may terminate this Agreement upon 120 days prior written notice to the other party.


           9.2***

           9.3***

           9.4***



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9.5***


10. INDEPENDENT CONTRACTOR. The relationship of the parties hereto is that of independent contractors. Each party shall conduct its business as an independent contractor, and all persons employed by a party in the conduct of its business shall be that party's employees only, and not employees or agents of the other party. Each party represents that it is not dependent on the other for a major part of its business. It is further understood and agreed that each party has no right or authority to make any representation, promise or agreement on behalf of the other except for such representations, promises, or agreements as the other shall specifically, in writing, authorize. Any such inconsistent or additional warranty or representation made by a party shall constitute a breach of, and serve as grounds for termination of this Agreement pursuant to Section 9.3.

11. LIMITATION OF LIABILITY. The provisions of this Section 11 shall survive termination or expiration of this Agreement indefinitely. IN NO EVENT SHALL EITHER PARTY OR ANY AFFILIATE OF EITHER PARTY BE LIABLE FOR ANY EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES TO THE OTHER (INCLUDING WITHOUT LIMITATION, ANY PAYMENT FOR LOST BUSINESS, FUTURE PROFITS, LOSS OF GOODWILL, REIMBURSEMENT FOR EXPENDITURES OR INVESTMENTS MADE OR COMMITMENTS ENTERED INTO, CREATION OF CLIENTELE, ADVERTISING COSTS, TERMINATION OF EMPLOYEES OR EMPLOYEES SALARIES, OVERHEAD OR FACILITIES INCURRED OR ACQUIRED BASED UPON THE BUSINESS DERIVED OR ANTICIPATED UNDER THIS AGREEMENT), WHETHER FORESEEABLE OR NOT, CLAIMS UNDER DEALER TERMINATION, PROTECTION, NON-RENEWAL OR SIMILAR LAWS, FOR ANY CAUSE WHATSOEVER WHETHER OR NOT CAUSED BY THE OTHER PARTY'S NEGLIGENCE. IN NO EVENT SHALL ANY PROJECTIONS OR FORECASTS BY EITHER PARTY BE BINDING AS COMMITMENTS OR PROMISES BY SUCH PARTY. THE FOREGOING LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION SHALL NOT APPLY TO A PARTY'S BREACH OF THE COVENANTS SET FORTH IN
SECTION 13 REGARDING CONFIDENTIALITY OR A BREACH OF THE TRADEMARK LICENSE AGREEMENT ATTACHED HERETO AS EXHIBIT E. Each party agrees that in the event of termination of this Agreement for any reason, no amounts spent in its fulfillment or other consequential damages will be recoverable from the other party or any of its Affiliates.


12.1 INDEMNIFICATION. ***




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12.2***


13.        CONFIDENTIALITY.

           13.1 GENERAL. At all times during the term of this Agreement and for a period of three (3) years thereafter, each party and its employees will maintain, in confidence, the terms and provisions of this Agreement, as well as all customer or subscriber lists, marketing information and reports, forecasts, business plans, data, summaries, reports or information of all kinds, whether oral or written, acquired, devised or developed in any manner from the other party's personnel or files, or as a direct or indirect result of such party's actions or performance under this Agreement, and each party represents that it has not and will not reveal the same to any persons not employed by such party, except: (i) at the written direction of the other party; (ii) to the extent necessary to comply with law, the valid order of a court of competent jurisdiction or the valid order or requirement of a governmental agency or any successor agency thereto, in which event such party shall notify the other of the information in advance, prior to making any disclosure, and shall afford the other party reasonable opportunity to seek confidential treatment of such information; (iii) as part of its normal reporting or review procedure to its parent or otherwise affiliated companies, their auditors and attorneys, provided such affiliates, auditors and attorneys agree to be bound by the provisions of this paragraph; or (iv) to the extent necessary to permit the performance of obligations under this Agreement.


13.2***


           13.3 REMEDIES. Each party agrees that a breach of these obligations of confidentiality will result in the substantial likelihood of irreparable harm and injury to the other party for which monetary damages alone would be an inadequate remedy, and which damages are difficult to accurately measure. Accordingly, each party agrees that the other shall have the right, in addition to any other remedies available, to obtain immediate injunctive relief as well as other equitable relief allowed by the federal and state courts. The foregoing remedy of injunctive relief is agreed to without prejudice to the other party's right to exercise any other rights and remedies it may have, including without limitation, the right to terminate this Agreement and seek damages or other legal or equitable relief. The foregoing confidentiality obligations will survive termination of this Agreement.

14.        MISCELLANEOUS.

           14.1 WAIVER. The failure of any party to insist upon strict performance of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or similar nature. All rights and remedies reserved to either party shall be cumulative and shall not be in limitation of any other right or remedy which such party may have at law or in equity.



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           14.2 ATTORNEY FEES. In the event of any suit or action to enforce or interpret this Agreement or any provision thereof, the prevailing party shall be entitled to recover its costs, expenses and reasonable attorney fees, both at trial and on appeal, in addition to all other sums allowed by law.

           14.3 SUCCESSOR INTERESTS; ASSIGNMENT. This Agreement is binding upon the heirs, legal representatives, successors and assigns of EchoStar and MDU Dealer. Either party may assign this Agreement to an Affiliate in whole or in part at any time without the consent of the other, provided however that the assigning party remains liable for all of its obligations under this Agreement. Other than as provided above, this Agreement shall not be assigned by either party without the prior written consent of the other party. For purposes of this subsection, an "Affiliate" shall include, without limitation, any person or entity succeeding to substantially all of the assets of a party by way of asset purchase, merger, consolidation or otherwise; provided, however, without EchoStar's prior written consent, an "Affiliate" may not include any entity engaged in the direct broadcast satellite (DBS) business.

           14.4 CHOICE OF LAW AND EXCLUSIVE JURISDICTION.

                14.4.1 The relationship between the parties including all disputes and claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of Colorado without giving any effect to its conflict of law provisions.

                14.4.2 Any and all disputes arising out of, or in connection with, the interpretation, performance or the nonperformance of this Agreement or any and all disputes arising out of, or in connection with, transactions in any way related to this Agreement and/or the relationship between the parties (including but not limited to the termination of this Agreement or the relationship and either party's rights thereunder or disputes under rights granted pursuant to statutes or common law, including those in the state in which MDU Dealer is located) shall be litigated solely and exclusively before a state or federal court situated in the State of Colorado. The parties consent to the in personam jurisdiction of said court for the purposes of any such litigation, and waive, fully and completely, any right to dismiss and/or transfer any action pursuant to 28 U.S.C.S. 1404 or 1406 (or any successor statute).

           14.5 SEVERABILITY. The parties agree that each provision of this Agreement shall be construed as separable and divisible from every other provision and that the enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. In the event that a court of competent jurisdiction determines that any term or provision herein, or the application thereof to any person, entity, or circumstance, shall to any extent be invalid or unenforceable, the remaining terms and provisions of this Agreement shall not be affected thereby, and shall be interpreted as if the invalid term or provision were not a part hereof.

           14.6 ENTIRE AGREEMENT. This Agreement sets forth the entire, final and complete understanding between the parties hereto relevant to the subject matter of this Agreement, and it supersedes and replaces all previous understandings or agreements, written, oral, or implied, relevant to the subject matter of this Agreement made or existing before the date of this Agreement. Except as expressly provided by this Agreement, no waiver or modification of any of the terms or conditions of this Agreement shall be effective unless in writing and signed by both parties.

           14.7 COMPLIANCE WITH LAW. The parties shall comply with, and agree that this Agreement is subject to, all applicable federal, state, and local laws, rules and regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the term of this Agreement.

           14.8 FORCE MAJEURE. Notwithstanding anything to the contrary in this Agreement, neither party shall be liable to the other (nor shall an event of default hereunder be deemed to exist) for failure to fulfill its obligations hereunder if such failure is caused by or arises out of an act of force majeure including acts of God, war, riot, natural disaster, technical failure beyond such party's reasonable control (including the failure of all or part of the communications satellite, or transponders on which the programming is delivered to Qualifying Subscribers, or of the related uplinking or other equipment, or failure of the signal from a programmer supplying EchoStar with the Programming), or any other reason beyond the reasonable control of such party. This subsection shall not apply to an obligation by either party for the payment of money.

           14.9 REMEDIES CUMULATIVE. It is agreed that the rights and remedies herein provided in case of default or breach by a party of this Agreement are cumulative and shall not affect in any manner any other remedies that the other party may have by reason of such default or breach by such party. The exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, at law, or in equity.

           14.10 GENERAL PROVISIONS. The terms and conditions attached as exhibits hereto are fully incorporated into and made a part of this Agreement.

           14.11 NOTICES. Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered (i) upon first attempted delivery (whether actually received or not) when postmarked by the U.S. Postal Service, postage prepaid, registered or certified mail, return receipt requested, or (ii) when delivered by courier or express mail where evidence of delivery is retained, addressed to the parties at their respective mailing addresses set forth in the first paragraph of this Agreement, or at such other address as they have at least ten days theretofore specified by written notice delivered in accordance herewith.

           14.12 YEAR 2000 COMPLIANCE. Each party shall use commercially reasonable efforts to ensure that: (i) the services and products used to perform its obligations hereunder, are or will be year 2000 compliant, and (ii) any failure of the services or products to properly operate during and after the calendar year 2000 A.D. relating to date data which represents or references different centuries or more than one century will be corrected, repaired, or replaced (at such party's option), notwithstanding anything to the contrary in Sections 2.5.2 and 2.6, as soon as possible after detection at such party's sole cost.

           14.13 SURVIVAL. All provisions of this Agreement shall survive termination for a time which is reasonable under the circumstances, regardless of whether or not such provision is explicitly stated to survive.

           14.14 NO PARTNERSHIP. Nothing herein contained shall be construed to create any partnership or joint venture between the parties.

           By signing below, MDU Dealer hereby indicates its acceptance of the terms of, and agreement to, this Agreement.

Approved by:

ECHOSTAR SATELLITE CORPORATION                TVMAX TELECOMMUNICATIONS, INC.

By: /s/ [ILLEGIBLE]                           By: /s/ [ILLEGIBLE]
   ---------------------------------             -------------------------------
Title: Executive Vice President               Title: President & CEO
      ------------------------------                ----------------------------
Date:  January 14, 1999                        Date: January 13, 1999
     -------------------------------               -----------------------------

                                    EXHIBIT A
                                  DISH NETWORK
                              PROGRAMMING PACKAGES
                                ECHOSTAR I AND II

                                AMERICA'S TOP 40
           ----------------------------------------------------------
                                $19.99 PER MONTH
                                $220.00 PER YEAR
           ==========================================================
           A&E                                  History Channel (The)
           America's Voice                      Home & Garden TV
           Angel One                            Home Shopping Network
           Cartoon Network (The)                Learning Channel (The)
           CNBC                                 Lifetime
           CNN                                  MTV
           Comedy Central                       Nashville Network (The)
           Country Music Television             Nickelodeon (East)
           Court TV                             Nickelodeon (West)
           C-SPAN                               Nick at Nite (East)
           C-SPAN2                              Nick at Nite (West)
           Discovery Channel                    Nick at Nite's TV Land
           Disney Channel (East)                QVC
           Disney Channel (West)                Sci-Fi Channel
           E! Entertainment                     TBN
           ESPN                                 TBS
           ESPN2                                TNT
           ESPNEWS                              Travel Channel (The)
           EWTN                                 USA Network
           Food Network                         VH1
           FOX Family Channel                   Weather Channel (The)
           Headline News
           ----------------------------------------------------------

--------------------------------------------------------------------------------
                              AMERICA'S TOP 100 CD
                                $28.99 PER MONTH
                                $320.00 PER YEAR
--------------------------------------------------------------------------------


                                AMERICA'S TOP 40

                                      PLUS

AMC                                               WGN                                              Country Currents CD
Animal Planet                                     ZDTV                                             Easy Instrumentals CD
BBC America                                       (1) FOX/SportsChannel Regional Network           Eurostyle CD
Black Entertainment Television (BET)                                                               Fiesta Mexicana CD
Bravo                                                                                              Hot Hits CD
Classic Sports                                    CD Channels                                      Jazz Traditions CD
CNNFN/CNNI                                        70s Songbook CD                                  Jukebox Gold CD
CBS Eye on People                                 Adult Alternative CD                             Kidtunes CD
F/X                                               Adult Contemporary CD                            Latin Styles CD
Galavision                                        Adult Favorites CD                               LDS Radio Network CD
Game Show Network                                 Americana CD                                     Light Classical CD
Independent Film Channel                          Big Band Era CD                                  Modern Rock Alternative CD
M2                                                Blues CD                                         New Age CD
MSNBC                                             Classic Rock CD                                  New Country CD
Noggin (Available January 1999)                   Concert Classics CD                              Non-Stop Hip Hop CD
Romance Classics                                  Contemporary Christian CD                        Power Rock CD
Toon Disney                                       Contemporary Instrumentals CD                    Reggae CD
Turner Classic Movies                             Contemporary Jazz CD                             Urban Beat CD
Univision                                         Country Classics CD
--------------------------------------------------------------------------------------------------------------------------------

                                  DISH NETWORK
                              PROGRAMMING PACKAGES
                                ECHOSTAR I AND II

------------------------------------------------------------------------------------------------------------------------------------
                          DISH PIX PACKAGE                                                                PPV

                          $15.00 PER MONTH
                         NO ANNUAL AVAILABLE
------------------------------------------------------------------------------------------------------------------------------------
A package of 10 channels - NO A LA CARTE AVAILABLE                                 DISH on Demand         Prices beginning at $2.99
Choose from services available in AT 40, AT 100 CD or Superstations (excluding     12 Channels
Disney Channel, Toon Disney, Regional Sports Networks, MTV, M2, Nickelodeon,
VH1, Nick At Nite's TV Land, FX, Romance Classics, IFC, Galavision, Univision,
BBC America and ZDTV, Outdoor Channel)
------------------------------------------------------------------------------------------------------------------------------------
                        INTERNATIONAL SERVICES                                                SPANISH LANGUAGE PACKAGE
                              A LA CARTE                                                           $4.99 PER MONTH
                                                                                                   $59.88 PER YEAR
------------------------------------------------------------------------------------------------------------------------------------
RAI:                       $ 9.99 per month or $119.88 per year                    Includes the following 3 services:
                                                                                       Fox Sports Americas
ANTENNA:                   $14.99 per month or $179.88 per year                        Telemundo
                                                                                       HTV
------------------------------------------------------------------------------------------------------------------------------------
           COMBINATION SUPERSTATION/BROADCAST NETWORKS                                           PREMIUM SERVICES
------------------------------------------------------------------------------------------------------------------------------------
Choose Any One:    $4.99 per month or $59.88 per year                            Choose One Premium Pkg:       $10.99 per month or
                                                                                                               $121.00 per year
Choose Any Two:    $7.99 per month or $95.88 per year                            Choose Two Premium Pkgs:      $19.99 per month or
                                                                                                               $220.00 per year
Choose All Three:  $9.99 per month or $119.88 per year                           Choose Three Premium Pkgs:    $27.99 per month or
                                                                                                               $308.00 per year
                                                                                 Choose Four Premium Pkgs:     $34.99 per month or
                                                                                                               $385.00 per year
                       PACKAGES AVAILABLE
                                                                                            PREMIUM PACKAGES AVAILABLE
DISHNETS EAST Package
ABC, CBS, NBC, FOX                                                               o   HBO Package (6 channels)
PBS - National Network                                                               Includes 5 channels of HBO plus HBO Family

DISHNETS WEST Package                                                            o   Showtime Package (8 channels)
ABC, CBS, NBC, FOX*                                                                  Includes 3 channels of Showtime plus Showtime
PBS - National Network                                                               Extreme, 2 channels of TMC, FLIX and Sundance
                                                                                     Channel

*The West Coast FOX feed available September 1, 1998.                            o   MultiChannel Cinemax (3 channels)
                                                                                     Includes 3 channels of Cinemax

SuperStation Package                                                             o   Encore/STARZ! (4 channels)
KTLA, KWGN, WPIX, WSBK, WWOR                                                         Includes 1 channel of Encore, 2 channels of
                                                                                     Starz! and 1 channel of Encore Westerns
------------------------------------------------------------------------------------------------------------------------------------
          DISH NETS LOCAL BROADCAST NETWORKS PACKAGES                                          ADDITIONAL SERVICES
                        $4.99 PER MONTH EACH                                                       A LA CARTE
------------------------------------------------------------------------------------------------------------------------------------
          LOS ANGELES                          NEW YORK                          Disney Channel:               $9.99 per month
              DMA                                DMA                             (Both East and West)

ABC - KABC                               ABC - WABC                              The Golf Channel:             $4.99 per month or
                                                                                                               $59.88 per year
CBS - KCBS                               CBS - WCBS
NBC - KNBC                               NBC - WNBC                              Outdoor Channel:              $1.99 month or
                                                                                                               $23.88 per year
FOX - KTTV                               FOX - WNYW
PBS - National                           PBS - National                          DISH CD:                      $4.99 per month or
                                                                                                               $59.88 per year
--------------------------------------------------------------------------------
                               ADULT SERVICES                                    Single Broadcast Networks:    $1.50 each
                                A LA CARTE
--------------------------------------------------------------------------------
                                                                                 MultiSport Package:           $4.99 per month or
Playboy:                      $12.99 per month                                   (must subscribe to AT 100 CD) $59.88 per year

Adult Vision:                 $5.99 per 90 minute block

TeN                           $14.95 per month
                              $164.45 per year
------------------------------------------------------------------------------------------------------------------------------------

All prices, packages and programming subject to change
without notice.                                                 Updated 12/14/98

                                  DISH NETWORK
                                  ECHOSTAR III

-----------------------------------------------------------------------------------------------------------------------------------
                       LOCAL NETWORK PACKAGES
                        $4.99 PER MONTH EACH                                              INTERNATIONAL SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
              ATLANTA                             BOSTON                TV5 (French):                           $  9.99 per month
              DMA                                 DMA                                                           $119.88 PER YEAR

ABC - WSB                           ABV - WCVB                          RTPi (Portuguese)                       $  4.00 per month
CBS - WGNX                          CBS - WBZ                           (must subscribe to AT40 or AT 100)      $ 48.00 per year
FOX - WAGA                          FOX - WFXT
NBC - WXIA                          NBC - WHDH                          TV Japan (Japanese)                     $ 25.00 per month
PBS - NATIONAL                      PBS - NATIONAL                                                              $300.00 per year
                                                                        TV Polonia (Polish)                     $ 14.99 per month*
                                                                        (must also subscribe to 2 Polskie       $179.88 per year*
                                                                        Radio Services)

                                                                        ART (Arabic)                            $ 19.99 per month
----------------------------------------------------------------------- ART Movies (Arabic)                     $239.88 per year
              CHICAGO                             DALLAS                LBC (Arabic from Lebanon)
              DMA                                 DMA                   (these three services sold only
                                                                        as a package/no a la carte available)

ABC - WLS                           ABC - WFAA
CBS - WBBM                          CBS - KTVT                          ZEE TV (Hindi)                          $ 14.99 per month
FOX - WFLD                          FOX - KDFW                                   $ 179.88 per year
NBC - WMAQ                          NBC - KXAS
PBS - NATIONAL                      PBS - NATIONAL                      TV Asia (Hindi/English/Gujarati)        $ 14.99 per month
                                                                                 $179.88 per year

                                                                        ZEE TV and TV Asia Package              $ 24.99 per month
                                                                                 $299.88 per year
-----------------------------------------------------------------------------------------------------------------------------------
              MIAMI                               NEW YORK                              INTERNATIONAL RADIO SERVICES
              DMA                                 DMA                   -----------------------------------------------------------
                                                                        RFI:                                    $ 1.00 per month
ABC - WPLG                          ABC - WABC                          (Radio France Internationale)           $12.00 per year
CBS - WFOR                          CBS - WCBS
FOX - WSVN                          FOX - WNYW                          Polskie Radio Program 1                 $ 4.99 month*
NBC - WTVJ                          NBC - WNBC                          Polskie Radio Program 3                 $59.88 per year*
PBS - NATIONAL                      PBS - NATIONAL                      (must subscribe to the 2 Polskie
                                                                        Radio and I TVPolonia video services)

                                                                        Radio Maria Italy (Italian)             $ 5.00 per month
                                                                                                                $55.00 per year
                                                                        Radio Maria Poland (Polish)             $ 5.00 per month
                                                                                                                $55.00 per year
                                                                        Radio Maria Spanish                     $ 5.00 per month
                                                                                                                $55.00 per year
-----------------------------------------------------------------------------------------------------------------------------------
              PITTSBURGH                          WASHINGTON, D.C.                                A LA CARTE
              DMA                                 DMA                  ------------------------------------------------------------
                                                                        NASA Channel                 Free Access
ABC - WTAE                          ABC - WJLA
CBS - KDKA                          CBS - WUSA                          Bloomberg                               $ 1.50 per month
NBC - WPXI                          FOX - WTTG                                                                  $18.00 per year
FOX - WPGH                          NBC - WRC
PBS - National                      PBS - NATIONAL                      -----------------------------------------------------------
                                                                                                     PPV
                                                                        -----------------------------------------------------------
                                                                        Dish on Demand                    Prices beginning at $2.99
                                                                        5 Channels

*Must subscribe to 1 TVPolonia video and 2 Polskie Radio Services

All prices, packages and programming subject to change without notice.                                    Updated 12/14/98
-----------------------------------------------------------------------------------------------------------------------------------

                                  DISH NETWORK
                                  ECHOSTAR IV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           INTERNATIONAL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
              DENVER                              PHOENIX                         TV Japan (Japanese)              $ 25.00 per month
              DMA                                   DMA                                  $300.00 per year

ABC - KMGH                          ABC - KNXV                                    ART (Arabic)                     $ 19.99 per month
CBS - KCNC                          CBS - KPHO                                    ART Movies (Arabic)              $239.88 per year
NBC - KUSA                          NBC - KPNX                                    LBC (Arabic from Lebanon)
FOX - KDVR                          FOX - KSAZ                                    (these three services sold only
PBS - NATIONAL                      PBS - NATIONAL                                as a package/no a la carte
                                                                                  available)
--------------------------------------------------------------------------------
                                                                                  ZEE TV (Hindi)                   $ 14.99 per month
          SALT LAKE CITY                        SAN FRANCISCO                           $ 179.88 per year
              DMA                                    DMA                          TV Asia (Hindi/English/Gujarati) $ 14.99 per month
ABC - KTVX                          ABC - KGO                                           $ 179.88 per year
CBS - KUTV                          CBS - KPIX                                    ZEE TV and TV Asia Package       $ 24.99 per month
NBC - KSL                           NBC - KRON                                          $ 299.88 per year
FOX - KSTU                          FOX - KTVU
PBS - NATIONAL                      PBS - NATIONAL
------------------------------------------------------------------------------------------------------------------------------------
                               PPV                                                                 A LA CARTE

------------------------------------------------------------------------------------------------------------------------------------
DISH on Demand                   Prices beginning at $2.99                       Bloomberg                  $1.50 per month
5 Channels                                                                       $ 18.00 per year

------------------------------------------------------------------------------------------------------------------------------------

All prices, packages and programming subject to change without notice.                                      Updated 12/14/98

                                    EXHIBIT B
                    BILLING AND PAYMENT TERMS AND CONDITIONS



***




           (MATERIAL DENOTED *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

***




                     (MATERIAL DENOTED *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                                    EXHIBIT C
                        PROGRAMMING ORDERS AND ACTIVATION


***




                     (MATERIAL DENOTED *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

Today's Date:                                                                             Your company Dealer Rec
              -------                                                                          xxxxxxxxxxxxxx
Est. Final Activation Date:                                                                           #
                            ------
                                                       OpTel - DISH Network
                                                     DBS Service Request Form
                                                Exhibit D to MDU Dealer Agreement

1. PLEASE CHECK THE COMMERCIAL PROPERTY TYPE THAT APPLIES:

       Hotel            Hospital             Condo              MHP                       Other Bulk Nun Retirement Home
            --------            ---------         ---------        ----------                  --------------------------


***


3. PROPERTY INFORMATION:                                                 4. BILLING INFORMATION:

PROPERTY NAME:                                                           COMPANY NAME
--------------------------------------------------                       --------------------------------------------------
ADDRESS                                                                  MAILING ADDRESS
--------------------------------------------------                       --------------------------------------------------

--------------------------------------------------                       --------------------------------------------------
CITY                                  STATE                              CITY                                   STATE
--------------------------------------------------                       --------------------------------------------------
ZIP CODE                                                                 ZIP CODE
--------------------------------------------------                       --------------------------------------------------
TELEPHONE NUMBER:                                                        TELEPHONE NUMBER:
--------------------------------------------------                       --------------------------------------------------
GENERAL CONTACT:                                                         FAX NUMBER:
--------------------------------------------------                       --------------------------------------------------
                                                                         BILLING CONTACT:
                                                                         --------------------------------------------------
TOTAL NUM. OF UNITS @ SITE:                                              TECHNICAL CONTACT:
--------------------------------------------------                       --------------------------------------------------
                                                                         MARKETING CONTACT:
                                                                         --------------------------------------------------

5.***                                                                    6. TOTAL NUMBER OF RECEIVERS

                                                                               Total Number of Services Requested:
                                                                         --------------------------------------------------
                                                                                  (taken from the attached Activation Form)
                                                                         Multiply this # by the figure in Schedule A of the
7. TOTAL DUE: (from #4 & #5 above)                                                  Attachment to the Affiliate Agreement.

$                                                                                     X     $7.00 X 12 = #VALUE!
--------------------------------------------------                      ---------------------------------------------------
SERVICE                         DSR RECEIVER NO.                                      DSR SMART CARD NO

(include e or w)                Example: R009912345 (11 digits)                       S0000123456 (11 digits)
----------------                -------------------------------                       -----------------------


---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------
---------------               ------------------------------------       -------------------------------------------

OpTel

-----------------------------------------------------------------
Signature

-----------------------------------------------------------------
Type Name and Title

-----------------------------------------------------------------

                                                               Page 1 of _______
                                                          ECHO FAX: 800-906-4826
                                                             Voice: 800-454-0843



                     (MATERIAL DENOTED *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                                    EXHIBIT E

                           TRADEMARK LICENSE AGREEMENT

                THIS TRADEMARK LICENSE AGREEMENT (the "Agreement") is effective as of the ____________ day of ___________________________, 1999, by and between
EchoStar Satellite Corporation having a principal place of business at 5701
S. Santa Fe Drive, Littleton, Colorado 80120 ("EchoStar"), and TVMAX Telecommunications, Inc., d/b/a OpTel, having a principal place of business at 1111 West Mockingbird Lane, 10th Floor, Dallas, Texas 75247, Attn: Vice President - Marketing ("Licensee").

           A. ESC conducts business in worldwide locations as, among other things, a provider of direct broadcast satellite-delivered, multi-channel, digital audio and video services ("Programming") to commercial subscribers; and

           B. Licensee conducts business as, among other things, an MDU Dealer of satellite television products and services to commercial subscribers; and

           C. Licensee desires to be permitted to use the EchoStar trademarks, service marks and trade names set forth in Exhibit A hereto, as amended from time to time in ESC's sole discretion (the "Trademarks") as ESC, in its sole discretion, may authorize, from time to time, under a non-exclusive license, to promote and solicit orders for DISH Network Programming.

           NOW, THEREFORE, the parties hereto hereby agree as follows:


1.***


           2. The License granted by ESC is granted to Licensee only. Licensee has no authority to transfer or grant any sublicense to any other entity or individual (except for any subsidiary or affiliated entity through which MDU Dealer, in accordance with Section 6.1 of the MDU Dealer Agreement, may provide programming to an MDU Building (as defined in the MDU Dealer Agreement), which entity shall also be bound by the restrictions, terms and conditions contained herein) for any reason, and if Licensee does so, such action shall terminate the License granted herein, at ESC's option, at any time thereafter. Licensee shall immediately cease using Trademarks upon termination or expiration of this Agreement for any reason. Upon expiration or termination of this Agreement, at ESC's option Licensee shall immediately destroy or deliver to ESC any and all advertising and promotional materials in Licensee's possession with Trademarks on them. If ESC requests destruction of advertising and promotional materials, Licensee shall promptly execute an affidavit representing at a minimum that such materials were destroyed, and the date and means of destruction.

           3. Licensee expressly recognizes and acknowledges that the License, as well as any past use of the Trademarks in any manner whatsoever by Licensee (including but not limited to use on signs, business cards, or in advertisements), shall not confer upon Licensee any proprietary rights or interest to any Trademarks including, but not limited to any existing or future goodwill in the Trademarks. All goodwill in the Trademarks shall inure to ESC's sole benefit. Further, Licensee waives any and all past, present, or future claims it has or might have to the Trademarks, and acknowledges that as between ESC and Licensee, ESC has the exclusive rights to own and use the Trademarks, and that ESC retains full ownership of the Trademarks notwithstanding the License granted herein. While Licensee has no right or authority to do so, in the event that Licensee has previously, or in the future reserves, files, or registers any of the Trademarks of ESC, Licensee agrees to notify ESC immediately, and immediately upon request of ESC, to assign any and all interest to ESC that is obtained through the reservation, filing, or registration of the Trademarks in the U.S. or any foreign jurisdiction, and hereby acknowledges that any such reservation, filing, or registration of the Trademarks, whenever occurring, shall be on behalf of and for the sole benefit of ESC, and Licensee waives all claims or rights to any compensation whatsoever therefor. Licensee's obligations in this paragraph shall survive the expiration or termination of this Agreement.

           4. Nothing in this Agreement shall be construed to bar ESC from protecting its right to the exclusive use of its Trademarks against infringement thereof by any party or parties, including Licensee, either during the term of this Agreement or following any expiration or termination



                     (MATERIAL DENOTED *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY) of Licensee's right to use the Trademarks pursuant to this Agreement. Licensee will promptly and fully advise ESC of any use of any mark that may appear to infringe the Trademarks. Licensee will also fully cooperate with ESC in defense and protection of the Trademarks, at ESC's expense. Similarly, nothing in this Agreement shall be construed to require that ESC take any action to protect the Trademarks in any instance, and ESC shall not be liable to Licensee in any manner whatsoever for failure to take any such action.

          5. This Agreement shall continue for a period of time equal to the term of the MDU Dealer Agreement between ESC and Licensee, unless terminated earlier for a reason provided herein.

          6. Any and all disputes, claims or actions that may arise under or out of this Agreement shall be governed, interpreted and enforced in accordance with the laws of the State of Colorado, and shall otherwise be resolved in accordance with the provisions set forth in Section 14.4 of the MDU Dealer Agreement between ESC and Licensee, to which this Trademark License Agreement is attached.

          7. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the day and year first above written.

ECHOSTAR SATELLITE CORPORATION          TVMAX TELECOMMUNICATIONS, INC.

By: [ILLEGIBLE]                         By: [ILLEGIBLE]
   ----------------------------------      -------------------------------------


Title:  Executive Vice President        Title: President & CEO
      -------------------------------         ----------------------------------

                    EXHIBIT A TO TRADEMARK LICENSE AGREEMENT

                                [ECHOSTAR LOGO]



                                     [DISH
                                [NETWORK LOGO]



                                  [DISH LOGO]